UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ______)

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Filed by a Party other than the Registrant     ☐

Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☒     Definitive Additional Materials
☐     Soliciting Material Pursuant to §240.14a-12

Beneficial Mutual Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒     No fee required.
☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐     Fee paid previously with preliminary materials.
☐     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(REMINDER TO UNVOTED REGISTERED HOLDERS of 500+ SHARES)

May 9, 2008

Dear Fellow Stockholder:

According to our latest records, we have not yet received your voting instructions for Beneficial Mutual Bancorp, Inc.’s important Annual Meeting of Stockholders to be held on Thursday, May 22, 2008.

Your vote is important.  Whether or not you plan to attend the Annual Meeting, please use one of the following simple methods to promptly provide your voting instructions:

1.
Vote by Internet:  Go to the website https://www.proxyvotenow.com/bncl.  Have your 9-digit control number (listed in the lower right rectangular box on the voting instruction form) ready and follow the online instructions.

2.	Vote by Telephone: Call toll-free 1-888-216-1319. Have your 9-digit control number (listed in the lower right rectangular box on the voting instruction form) ready and follow the simple instructions.

3.	Vote by Mail: Mark, sign, date and mail your voting instruction form in the postage-paid return envelope provided.

Your Board of Directors unanimously recommends that you vote “FOR” all proposals at the Annual Meeting.  We respectfully request that you vote your shares at your earliest convenience.

If you need assistance voting your shares, please call our proxy solicitor, D.F. King and Company, Inc., toll free at 1-800-901-0068.

On behalf of your Board of Directors, thank you for your continued support.

                                      Sincerely,

                                      /s/ Gerard P. Cuddy

                                      Gerard P. Cuddy
                                      President and Chief Executive Officer

(REMINDER TO UNVOTED “STREET NAME” HOLDERS OF 1,000+ SHARES)

May 9, 2008

Dear Fellow Stockholder:

According to our latest records, we have not yet received your voting instructions for Beneficial Mutual Bancorp, Inc.’s important Annual Meeting of Stockholders to be held on Thursday, May 22, 2008.

Your vote is important.  Whether or not you plan to attend the Annual Meeting, please use one of the following simple methods to promptly provide your voting instructions:

1.
Vote by Internet:  Go to the website https://www.proxyvote.com.  Have your 12-digit control number (listed in the lower right rectangular box on the voting instruction form) ready and follow the online instructions.

2.	Vote by Telephone: Call toll-free 1-800-454-8683. Have your 12-digit control number (listed in the lower right rectangular box on the voting instruction form) ready and follow the simple instructions.

3.	Vote by Mail: Mark, sign, date and mail your voting instruction form in the postage-paid return envelope provided.

Your Board of Directors unanimously recommends that you vote “FOR” all proposals at the Annual Meeting.  We respectfully request that you vote your shares at your earliest convenience.

If you need assistance voting your shares, please call our proxy solicitor D. F. King and Company, Inc. toll free at 1-800-901-0068.

On behalf of your Board of Directors, thank you for your continued support.

                                      Sincerely,

                                      /s/ Gerard P. Cuddy

                                      Gerard P. Cuddy
                                      President and Chief Executive Officer